REVOLVING CREDIT PROMISSORY NOTE


U.S. $25,000,000.00                                          October 29, 1997

                  FOR VALUE RECEIVED, on or before December 31, 1999 (the "Maturity Date"), BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (hereinafter called "Maker"), unconditionally promises to pay to the order of PRIORITY HEALTHCARE CORPORATION, an Indiana corporation ("Lender"), at 285 West Central Parkway, Altamonte Springs, Florida, or at such other place as the holder hereof may direct in writing, the principal sum of Twenty Five Million Dollars ($25,000,000.00), or such lesser amount as may be then outstanding, with interest on the balance of principal outstanding from time to time from the date hereof at a variable rate per annum equal to the "Incremental Borrowing Rate" of Maker, as in effect from time to time, until the entire principal balance is paid in full. For purposes hereof, the term "Incremental Borrowing Rate" shall mean the per annum rate then in effect for advances to Maker under its Amended and Restated Credit Agreement dated as of December 31, 1991, among Maker, Bank One, Indiana, NA in its individual capacity and as agent for the other banks party thereto, as such Amended and Restated Credit Agreement is amended and in effect from time to time, or if such Amended and Restated Credit Agreement shall no longer be in effect then the rate of interest then charged for advances under any replacement revolving credit agreement of Maker.

                  All amounts payable under this Note shall be payable without relief from valuation and appraisement laws, and with all collection costs and attorneys' fees.

                  Interest accruing during each calendar quarter shall be due and payable quarterly, on or before the fifth (5th) day of the next succeeding calendar quarter, commencing on the fifth (5th) day of the calendar quarter immediately following the date of this Note, and continuing thereafter until the entire unpaid principal balance of this Note is paid in full. All payments, as received, shall be applied first to the payment of interest accrued to the date of receipt of payment and the balance, if any, shall be applied to principal.

                  The principal of this Note, and accrued, unpaid interest thereon, shall be due and payable in full on the Maturity Date. The principal of this Note may be prepaid in whole or in part without premium or penalty.

                  All payments of principal and interest shall be made in lawful money of the United States of America and in immediately available funds. Interest shall be calculated on the basis that an entire year's interest is earned in 360 days. If any payment falls due on a day on which the holder is not generally open for the conduct of its business, the due date thereof shall be extended to the next succeeding day on which the holder is so open for business and interest will be payable at the rate stated herein in respect of such extension.

                  Maker and endorser(s), jointly and severally, waive demand and presentment for payment, protest, notice of protest and notice of nonpayment or dishonor of this Note and each of them consents to all extensions of the time of payment thereof.

                  This Note evidences the obligation of Maker to repay loan advances made from time to time under a credit facility in the maximum principal sum of Twenty Five Million Dollars ($25,000,000.00). At Lender's sole discretion, the principal of this Note may be borrowed, repaid, and reborrowed from time to time prior to the Maturity Date. Maker's principal indebtedness on this Note at any particular time shall be represented by the total of all loan advances made to such time, less all principal payments made to such time. Maker and all endorsers hereby authorize Lender and any holder of this Note to make notations on the attached Schedule of Advances and Payments of Principal of all advances made to Maker hereunder and all payments of principal.

                  Upon default in the payment of any installment of interest due under this Note, which default shall remain uncured for a period of ten (10) days from the date such installment is due, or at any time thereafter during the continuance of such default, Lender shall be entitled by written notice to Maker to declare the entire unpaid balance of principal and interest on this Note to be immediately due and payable, whereupon the same shall become and be immediately due and payable.

                  Signed and delivered as of the 29th day of October, 1997.

                                                BINDLEY WESTERN INDUSTRIES, INC.


                                      By: /s/  THOMAS J. SALENTINE
                                      Name:    Thomas J. Salentine
                                      Title:   Executive Vice President
                                               (Principal Financial Officer)

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                 SCHEDULE OF ADVANCES AND PAYMENTS OF PRINCIPAL

                                               Unpaid
                           Amount of          Principal
           Amount of       Principal           Balance          Notation
Date       Advance           Paid              of Note           Made By:

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                  This is the  attached  Schedule  of Advances  and  Payments of
Principal referred to in the Revolving Credit Promissory Note dated October 29, 1997, made by Bindley Western Industries, Inc. to the order of Priority Healthcare Corporation.

                                            Bindley Western Industries, Inc.


                                            By:/s/ Thomas J. Salentine
                                            Name:  Thomas J. Salentine
                                            Title: Executive Vice President
                                                   (Principal Financial Officer)